UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 27, 2007

                         Alternative Loan Trust 2007-6
                         -----------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-88

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

               Delaware                                87-0698307
               --------                                ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                                   91302
---------------------                                                ---------
(Address of Principal                                                (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

==============================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events.

On February 27, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-6. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On February 23, 2007, Citigroup, N.A., New York Branch entered into an interest rate corridor contract (the "Corridor Contract"), as evidenced by a confirmation (the "Confirmation"), dated February 26, 2007, together with Bear Stearns Financial Products (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On February 27, 2007, The Bank of New York, not in its individual capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-6, entered into an Assignment Agreement (the "Assignment Agreement"), dated as of February 27, 2007, by and among Citigroup, N.A., New York Branch, the Supplemental Interest Trustee and the Counterparty, pursuant to which Citigroup, N.A., New York Branch assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Supplemental Interest Trustee. The Assignment Agreement is annexed hereto as Exhibit 99.3.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On February 27, 2007, the Master Servicer appointed Litton Loan Servicing LP ("Litton") to serve as special servicer of the mortgage loans included in Alternative Loan Trust 2006-6 pursuant to a Special Sub-Servicing Agreement (the "Special Sub-Servicing Agreement"), dated as of May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton. The Special Sub-Servicing Agreement is annexed hereto as Exhibit 99.5.


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

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

Exhibit No.       Description
-----------

99.1 The Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of February 27, 2007, between Citigroup, N.A., New York Branch and the Counterparty.

99.3 The Assignment Agreement, dated as of February 27, 2007, by and among Citigroup, N.A., New York Branch, the Supplemental Interest Trustee and the Counterparty.

99.4 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

99.5 The Special Sub-Servicing Agreement, dated May 1, 2001, by and among CHL, Credit-Based Asset Servicing and
                  Securitization LLC and Litton.


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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWALT, INC.



                                                         By: /s/ Darren Bigby
                                                             ----------------
                                                         Darren Bigby
                                                         Vice President



Dated:  March 15, 2007


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

                                 Exhibit Index



Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of February 27, 2007, between Citigroup, N.A., New York Branch and the Counterparty.

99.3 The Assignment Agreement, dated as of February 27, 2007, by and among Citigroup, N.A., New York Branch, the Supplemental Interest Trustee and the Counterparty.

99.4 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

99.5 The Special Sub-Servicing Agreement, dated May 1, 2001, by and among CHL, Credit-Based Asset Servicing and
                  Securitization LLC and Litton.


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